U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

WILDCAP ENERGY INC.
(Name of Small Business Issuer in Its Charter)

Nevada	27-1604995
(State or Other Jurisdiction of Incorporation	I.R.S. Employer
or Organization)	Identification No.)

2961 West MacArthur Boulevard, Suite 214, Santa Ana California	92704
(Address of Principal Executive Offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
To be so registered	each class is to be registered
______________________________	_________________________________

______________________________	_________________________________

______________________________	_________________________________

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  x

Securities Act registration statement file number to which this form relates: 333-170377 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001
(Title of class)

_________________________________
(Title of class)

ITEM 1.                      DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

A description of the securities of the Company to be registered is contained in a Form S-1 filed on November 5, 2010.

ITEM 2.                      EXHIBITS.

All constituent instruments defining the rights of the holders of the common stock, including any contracts or other documents that limit or qualify the rights of such holders, are attached (including an index thereto).

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Wildcap Energy, Inc.

Dated: July 29, 2011	By:	/s/ Malcolm D. Lennie
Malcolm D. Lennie, President

EXHIBIT INDEX

Number                                                       Description

3.1	Articles of Incorporation, dated June 18, 2007 (incorporated by reference to Exhibit 3.1 of the Form S-1 filed on November 5, 2010).

3.2	Certificate of Amendment to Articles of Incorporation, dated July 29, 2010 (incorporated by reference to Exhibit 3.2 of the Form S-1 filed on November 5, 2010).

3.3	Bylaws (incorporated by reference to Exhibit 3.3 of the Form S-1 filed on November 5, 2010).

2